EXHIBIT 10.9
[This Agreement now between Curtis Circulation Company and Princeton Publishing, Inc., as assignee of the addressees listed below.]


                    CURTIS CIRCULATION COMPANY
                      433 Hackensack Avenue
                   Hackensack, New Jersey 07601

January 31, 1995


Mr. Henry McQueeney, as President of the following publishing corporations:
Scott Magazine Distribution Corp.
Kearny Publishing, Inc.
Adult Movie Review, Inc.
J.Q. Adams, Inc.
Focus Publishing Limited
Leemar Publishing Inc.
John T. Edwards, Ltd
Laurant Publishing, Ltd.
Woodhill Press, Inc.
Lipstick Publishing, Inc.
Blueboy Incorporated
Celeb Publishing
519 8th Avenue
New York, New York 10018

Dear Mr. McQueeney:

     This is to confirm the agreement between the above addressed companies and our company that the Distribution Agreement, dated March 14, 1990 and executed on April 14, 1990, amended on November 20, 1990, October 28, 1991, December 10, 1991, February 24, 1992, August 5, 1992, and July 1, 1993 (hereinafter collectively referred to as "the Distribution Agreement") was and is hereby extended for a period of three years (3) from November 29, 1998 to November 29, 2001 for all titles upon the same terms and conditions as set forth in the Distribution Agreement.

     Please confirm the agreement of all of the above named corporations by signing in the space below. In so signing, you, Mr. McQueeney, as President of each and every one of the above named corporations and its affiliates, represent that you have been duly authorized by the directors and controlling shareholder of all of the above named corporations and its unnamed affiliates to execute this letter agreement. Upon your so signing, this letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

AGREED AND ACCEPTED ON BEHALF                     Very truly yours,
OF EACH AND ALL OF THE ABOVE
NAMED PUBLISHING CORPORATIONS                     CURTIS CIRCULATION COMPANY

By: /s/ Henry McQueeney                           By: /s/ Gerald A. Steinberg
   Henry McQueeney, as President                     Gerald A. Steinberg
   of all of the above named                         Vice-President-Finance
   corporations